Manteio Managed Futures Strategy Fund

Class A Shares (CSAAX)

Class C Shares (CSACX)

Class I Shares (CSAIX)

Manteio Multialternative Strategy Fund

Class A Shares (CSQAX)

Class I Shares (CSQIX)

Each a series (together, the “Funds”) of Investment Managers Series Trust III

Supplement dated June 23, 2025, to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2025, as supplemented.

Effective immediately, the third paragraph under “Management of the Funds – Investment Advisor” in the Prospectus and under “Fund Expenses” in the SAI is deleted in its entirety and replaced with the following:

In addition, the Advisor has agreed to voluntarily waive its advisory fees for the Manteio Multialternative Strategy Fund by 0.19% to 0.85% until November 22, 2026. The Advisor will not seek recoupment of the voluntary advisory fees waived.

Additionally, effective immediately, the second and third paragraphs of the “Trustee Compensation” section in the SAI for the Funds are deleted in their entirety and replaced with the following disclosure:

Effective January 1, 2025, each Independent Trustee receives a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Zader receives an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich receives an additional annual retainer of $20,000 for serving as Chair of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

Effective January 1, 2026, each Independent Trustee will receive a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Zader will receive an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown will receive an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich will receive an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

Please retain this Supplement with your records.